                                                                     EXHIBIT 9.2

                          NOTICE OF GUARANTEED DELIVERY

                                       for

                             Tembec Industries Inc.

    As set forth in the Prospectus dated March 28, 2003, (the "Prospectus") of Tembec Industries Inc. (the "Issuer"), and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Issuer's Exchange Offer (the "Exchange Offer") to exchange its outstanding 8.625% Senior Notes due June 30, 2009 which were originally issued on March 14, 2003 (the "Original Notes") for its 8.625% Senior Notes due June 30, 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended, if the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined herein). This form may be delivered by hand or transmitted by facsimile transmission, overnight delivery or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 2, 2003,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                  Delivery To: HSBC Bank USA, as Exchange Agent

                      By Mail, Hand or Overnight Delivery:

                                  HSBC Bank USA
                                   Lower Level
                                One Hanson Place
                            Brooklyn, New York 11243

                           Attention: Issuer Services


                 By Facsimile (For Eligible Institutions Only):

                            Facsimile: (718) 488-4488
                            Attention: Paulette Shaw
                    Confirm by Telephone: 1 (800) 662-9844 or
                                            (718) 488-4475


    Delivery of this instrument to an address, or transmission via a facsimile, other than as set forth above, will not constitute a valid delivery.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Original Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures described under the section entitled "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures" in the Prospectus.

    The undersigned understands that tenders of Original Notes will be accepted only in principal amounts equal to U.S. $1,000 or integral multiples thereof. The undersigned understands that tenders of Original Notes pursuant to the Exchange Offer may only be withdrawn prior to 5:00 P.M., New York City time, on the Expiration Date pursuant to the procedures described under the section entitled "THE EXCHANGE OFFER -- Withdrawal Rights" in the Prospectus. Tenders of Original Notes may also be withdrawn if the Exchange Offer is terminated without any such Original Notes being purchased thereunder or as otherwise provided in the Prospectus.

    All authority thereto conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Principal Amount of Original Notes Tendered                      Name(s) of Tendering Holder(s)


------------------------------------------------------------     ------------------------------------------------------------

Certificate Nos. (if available)
                                ----------------------------     ------------------------------------------------------------
                                                                                    Please Print or Type

------------------------------------------------------------
                                                                 Address
                                                                         ----------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 Area Code and Telephone No.

                                                                 ------------------------------------------------------------

                                                                 Signature(s)
                                                                             ------------------------------------------------

                                                                 ------------------------------------------------------------

                                                                 Dated:
                                                                       ------------------------------------------------------

                                                                 If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                                                                 Account No.
                                                                            -------------------------------------------------

      This Notice of Guaranteed Delivery must be signed by (i) the holder(s) of Original Notes exactly as its (their) name(s) appear(s) on a security position listing maintained by DTC as the owner of Original Notes or (ii) by person(s) authorized to become holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

            Please print name(s) and address(es) of person(s) signing above

Name(s)
            --------------------------------------------------------------------


            --------------------------------------------------------------------

Capacity:
            --------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------


            --------------------------------------------------------------------


            --------------------------------------------------------------------

                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the United States Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates representing the Original Notes being tendered hereby in proper form for transfer or a confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent within two New York Stock Exchange trading days after the Expiration Date.

    The undersigned acknowledges that it must complete this form, communicate the guarantee to the Exchange Agent and deliver the Letter of Transmittal and Original Notes tendered hereby to the Exchange Agent (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company) within the time period set forth herein and that failure to do so could result in financial loss to the undersigned.


Name of Firm
             -------------------------    --------------------------------------
                                                   Authorized Signature

Address                                   Name
        ------------------------------         ---------------------------------
                                                   Please Print or Type

--------------------------------------    Title
                              Zip Code         ---------------------------------

Area Code and Telephone No.

--------------------------------------


Dated:                     , 2003
       --------------------

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES
      FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.